Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,AMC Networks Inc.
Date of Purchase,07/19/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.36%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,CD&R Waterworks Merger Sub LLC
Date of Purchase,07/19/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.01%
"Commission, Spread or Profit",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North America Inc.
Date of Purchase,07/28/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,9.60%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,M/I Homes Inc.
Date of Purchase,07/31/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.52%
"Commission, Spread or Profit",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Diamond Offshore Drilling
Date of Purchase,08/01/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.27
Aggregate % of Issue Purchased by the Firm,2.53%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Ashtead Capital Inc.
Date of Purchase,08/02/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.05%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Ashtead Capital Inc.
Date of Purchase,08/02/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.08%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc.
Date of Purchase,08/02/2017
Underwriter From Whom Purchased,US Bancorp
Investment Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$101.00
Aggregate % of Issue Purchased by the Firm,3.93%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Valvoline Inc.
Date of Purchase,08/03/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.52%
"Commission, Spread or Profit",1.10%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,West Street Merger Sub
Date of Purchase,08/10/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,0.61%
"Commission, Spread or Profit",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Iron Mountain Inc.
Date of Purchase,09/06/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.66%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,LPL Holdings Inc.
Date of Purchase,09/07/2017
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$103.00
Aggregate % of Issue Purchased by the Firm,2.61%
"Commission, Spread or Profit",0.60%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Station Casinos LLC
Date of Purchase,09/07/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.54%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"ViaSat, Inc. "
Date of Purchase,09/07/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.43%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"United Rentals North America, Inc."
Date of Purchase,09/08/2017
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.06%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"United Rentals North America, Inc. "
Date of Purchase,09/08/2017
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.25
Aggregate % of Issue Purchased by the Firm,2.06%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Eldorado Resorts Inc.
Date of Purchase,09/11/2017
Underwriter From Whom Purchased,US Bancorp
Investment Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$105.50
Aggregate % of Issue Purchased by the Firm,0.87%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Ladder Capital Finance Holdings LLLP and
Ladder Capital Finance Corp
Date of Purchase,09/11/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.54%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Cheniere Energy Partners
Date of Purchase,09/12/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,0.90%
"Commission, Spread or Profit",0.64%
Fair & Reasonable Commission (Y/N) (1),Y